Exhibit 10.29

LOCK-UP AGREEMENT

MIDTOWN PARTNERS & CO., LLC

4218 West Linebaugh Avenue

Tampa, FL 33624

RE:	Spheric Technologies, Inc.
Registration Statement on Form S-1

File No.: 333-

Ladies and Gentlemen:

The undersigned is an officer, director and/or 5% or more stockholder of Spheric Technologies, Inc., a Nevada corporation (the “Company”), and wishes to facilitate the initial public offering (the “Offering”) on a best efforts all or none basis of a minimum of 1,000,000 and on a best efforts basis, a maximum of 1,333,334 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Company has filed a Registration Statement on Form S-1 (File No.: 333-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the Shares under the Securities Exchange Act of 1933, as amended (the “Act”).

In consideration of the foregoing, and in order to induce you to act as the representative of the underwriters of the Shares (the “Representative”), the undersigned hereby agrees that he, she or it will not, without your prior written consent, for a period of twelve (12) months following the closing date of the Offering, offer to sell, hypothecate, assign, contract to sell or otherwise sell (including, without limitation, in a short sale) or dispose of, whether or not for consideration, directly or indirectly, shares of Common Stock, or any options or warrants to purchase shares of Common Stock, or any other securities convertible into or exchangeable for shares of Common Stock, now owned or hereafter acquired by the undersigned or with respect to which the undersigned has the power of disposition, including securities representing stock dividends, stock splits, recapitalizations, and the like, that are granted to, or received by the undersigned during the term of this Agreement in connection with or as a result of its holdings of shares of Common Stock or pursuant to options, warrants or agreements as of the date hereof (collectively, the “Restricted Securities”).

Notwithstanding the foregoing or anything contained herein to the contrary, the undersigned may transfer any shares or securities subject to this lock-up agreement either during his or her lifetime or on death by will or intestacy to an existing stockholder, a member of his or her immediate family or the immediate family of an existing stockholder, or to a trust the beneficiaries of which are exclusively the restricted person and/or a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to the Representative, pursuant to which each transferee shall agree to receive and hold such restricted securities, subject to the provisions of this lock-up agreement, and there shall be no further transfer except in accordance with the provisions of this Agreement. The term “immediate family” shall mean the spouse, lineal descendant, father, mother, brother or sister, inclusive of such relatives by adoption, of the transferor or existing stockholder and the immediate family of the spouse of the transferor or existing stockholder. If any of the Restricted Securities have exercise or conversion rights, the undersigned may exercise such rights, but the exercised or converted securities will also be deemed Restricted Securities and subject to this Agreement. On a case-by-case basis, subject to the prior written approval by the Company and at exchange values determined by the Company, the undersigned may use Restricted Securities in lieu of cash for the exercise or conversion of the rights, in which case you will release the certificate representing such Restricted Securities to the Company in exchange for the certificate representing the exercised or converted Securities.

The undersigned understands that the covenants of the undersigned contained herein are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assignees. The undersigned agrees and consents to the entry of stock transfer instructions with the Company’s transfer agent against the transfer of Restricted Securities held by the undersigned except in compliance with this Agreement and to the placement of a restrictive legend referencing the existence of and restrictions imposed by this Agreement.

This Agreement will be governed by the laws of the state of Nevada, without regard to its conflict of laws principles.

The amount and type of security that the undersigned owns on the date hereof are as follows:

Very truly yours,

Individuals Sign Here:	Entities Sign Here:

By:
Stockholder’s Signature		Name:
Title:

Michael Kirksey
Name (print)

Executive Vice President, Chief Operating Officer and Director
Title